                                    ITEM 7
                                 EXHIBIT 99.3




                      MEDCAP MEDICAL COST MANAGEMENT, INC.

                    REPORT ON AUDIT OF FINANCIAL STATEMENTS

                 AS OF AND FOR THE YEAR ENDED DECEMBER 31, 1997

                                C O N T E N T S


                                                                                                             PAGES

Report of Independent Accountants                                                                              1

Financial Statements:

   Balance Sheet as of December 31, 1997                                                                       2

   Statement of Income for the year ended December 31, 1997                                                    3

   Statement of Changes in Shareholder's Equity for the year ended December 31, 1997                           4

   Statement of Cash Flows for the year ended December 31, 1997                                                5

   Notes to Financial Statements                                                                             6-7

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors
Healthcare Recoveries, Inc.

In our opinion, the accompanying balance sheet and the related statements of income, shareholder's equity, and cash flows present fairly, in all material respects, the financial position of MedCap Medical Cost Management, Inc. at December 31, 1997 and the results of its operations and its cash flows for the year then ended, in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for the opinion expressed above.


PRICEWATERHOUSECOOPERS LLP
Louisville, Kentucky

March 12, 1999

MEDCAP MEDICAL COST MANAGEMENT, INC.
BALANCE SHEET
December  31, 1997


                                              ASSETS

Current assets:
   Cash                                                                                  $    86,900
   Short-term investments                                                                    443,994
   Accounts receivable                                                                     1,197,819
   Other current assets                                                                       21,232
                                                                                         -----------

               Total current assets                                                        1,749,945

                                                                                         -----------

Property and equipment, at cost:

   Office and computer equipment                                                             163,978
   Furniture and fixtures                                                                     39,083
   Leasehold improvements                                                                      1,575
                                                                                         -----------

                                                                                             204,636

   Accumulated depreciation                                                                 (150,989)

                                                                                         -----------

               Property and equipment, net                                                    53,647

                                                                                         -----------

Other assets                                                                                   6,443

                                                                                         -----------

               Total assets                                                              $ 1,810,035
                                                                                         ===========

                               LIABILITIES AND SHAREHOLDER'S EQUITY

Current liabilities:

   Accrued payroll                                                                       $   205,040
   401(k) pension plan payable                                                               122,560
   Accrued expenses                                                                           27,207
   Accrued compensation                                                                       28,626
                                                                                         -----------

               Total current liabilities                                                     383,433

                                                                                         -----------

Shareholder's equity:

   Common stock; $1 par value; 1,000,000 shares authorized;

         7,800 shares issued and outstanding                                                   7,800
   Contributed capital in excess of par value                                                  2,999
   Retained earnings                                                                       1,302,334
   Net unrealized gain on investments                                                        113,469
                                                                                         -----------

               Total shareholder's equity                                                  1,426,602

                                                                                         -----------

                    Total liabilities and shareholder's equity                           $ 1,810,035
                                                                                         ===========

The accompanying notes are an integral part of the financial statements.

MEDCAP MEDICAL COST MANAGEMENT, INC.
STATEMENT OF INCOME
for the year ended December  31, 1997


Revenues:

   Audit services                                                 $ 4,604,909
   Other revenues                                                      91,270
                                                                  -----------

               Total revenues                                       4,696,179

Cost of services                                                    1,995,629

                                                                  -----------

               Gross profit                                         2,700,550

Support expenses                                                    2,281,754
Depreciation expense                                                   41,464

                                                                  -----------

               Operating income                                       377,332

Interest expense                                                        6,792

                                                                  -----------

               Net income                                         $   370,540
                                                                  ===========

The accompanying notes are an integral part of the financial statements.

MEDCAP MEDICAL COST MANAGEMENT, INC.
STATEMENT OF CHANGES IN SHAREHOLDER'S EQUITY for the year ended December 31, 1997


                                              CONTRIBUTED                     NET
                                              CAPITAL IN                   UNREALIZED
                                  COMMON       EXCESS OF     RETAINED        GAIN ON
                                   STOCK       PAR VALUE     EARNINGS      INVESTMENTS      TOTAL
                                 --------     -----------   ----------     -----------    ----------
Balances, January 1, 1997         $7,800        $2,999      $  931,794      $ 56,279      $  998,872

Net income                                                     370,540                       370,540

Change in net unrealized
    investment gains                                                          57,190          57,190
                                  ------        ------      ----------      --------      ----------
Balances, December 31, 1997       $7,800        $2,999      $1,302,334      $113,469      $1,426,602
                                  ======        ======      ==========      ========      ==========

The accompanying notes are an integral part of the financial statements.

MEDCAP MEDICAL COST MANAGEMENT, INC.
STATEMENT OF CASH FLOWS
for the year ended December  31, 1997


Cash flows from operating activities:
   Net income                                                                 $ 370,540
   Adjustments to reconcile net income to net cash provided by operating activities:
      Depreciation expense                                                       41,464
      Changes in operating assets and liabilities:
         Accounts receivable                                                   (151,530)
         Other assets                                                             9,695
         Accrued payroll                                                         26,853
         401(k) pension plan payable                                             72,560
         Accrued expenses                                                        19,717
         Accrued compensation                                                     8,299
                                                                              ---------
               Net cash provided by operating activities                        397,598
                                                                              ---------
Cash flows from investing activities:
   Payments for property and equipment                                          (49,981)
   Payments for short-term investments                                          (29,927)
                                                                              ---------
               Net cash used in investing activities                            (79,908)
                                                                              ---------
Cash flows from financing activities:
   Proceeds from short-term borrowings                                          431,009
   Payments on short-term borrowings                                           (759,548)
                                                                              ---------
               Net cash used in financing activities                           (328,539)
                                                                              ---------
Net decrease in cash                                                            (10,849)

Cash, beginning of year                                                          97,749
                                                                              ---------

Cash, end of year                                                             $  86,900
                                                                              =========

The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS

1.       ORGANIZATION AND BASIS OF PRESENTATION:

         MedCap Medical Cost Management, Inc. (the Company) was incorporated on September 5, 1990 as Subchapter S corporation under the laws of the State of California. The Company provides medical cost management and information services to third party payers within the health care industry.

2.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

         SHORT-TERM INVESTMENTS: Marketable securities consist of investments in equity mutual funds classified in the accompanying balance sheet as current based on management's intent to use the securities to fund current operations. Marketable securities have been categorized as available for sale and, as a result, are stated at fair value based on quoted market prices. Unrealized holding gains and losses are included as a component of shareholder's equity.

         The cost of marketable securities at December 31, 1997 is $275,000.

         PROPERTY AND EQUIPMENT: Property and equipment is recorded at cost. Depreciation is provided using the double-declining-balance method over the estimated useful lives of the respective assets. Estimated useful lives of property and equipment range from 5 to 7 years.

         When properties are retired or otherwise disposed of, the cost and related accumulated depreciation are removed from the accounts with any resulting gain or loss being reflected in results of operations.

         REVENUE RECOGNITION: Audit services and other revenue are generally derived from contingent fee arrangements based on the recoveries affected by the Company on behalf of its clients. Revenue is recognized when services have been completed and billed to the client.

         INCOME TAXES: The Company is a pass-through entity for income tax purposes and, accordingly, income taxes are the responsibility of the owner and are not reflected in the Company's financial statements.

         USE OF ESTIMATES AND ASSUMPTIONS: The preparation of the Company's financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect (a) the reported amounts of assets and liabilities, (b) disclosure of contingent assets and liabilities at the date of the financial statements and (c) reported amounts of revenues and expenditures during the reporting period. Actual results could differ from those estimates.

3.       LINE OF CREDIT:

         The Company has entered into an agreement which provides an unsecured revolving line of credit (the "Line of Credit") for borrowings up to a maximum of $750,000.

4.       MAJOR CLIENTS:

         Three clients comprised 10% or more of total revenues for the year ended December 31, 1997. Total revenues from these clients approximated 38%, 27% and 22% of the Company's total revenues. The loss of one of the clients would have a material adverse effect on the Company's results of operations, financial position and cash flows.

5.       EMPLOYEE BENEFIT PLAN:

         The Company's employees participate in a 401(k) defined contribution pension plan. Annual expense provisions are based upon the level of employee participation as the plan requires the Company to match a certain portion of the employees' contributions.

         Total retirement plan expense was approximately $123,000 for the year ended December 31, 1997.

6.       SUBSEQUENT EVENT:

         On February 15, 1999, Healthcare Recoveries, Inc. (HCRI) completed the purchase of the assets and assumption of the liabilities of the Company for approximately $10 million using existing cash and short-term borrowed funds. Pursuant to the purchase agreement HRI may pay additional amounts over two years if certain targets are met pursuant to an earn-out arrangement.

                                    ITEM 7

                                 EXHIBIT 99.3




                      MEDCAP MEDICAL COST MANAGEMENT, INC.

                              REPORT ON REVIEW OF

                         CONDENSED FINANCIAL STATEMENTS

                          AS OF SEPTEMBER 30, 1998 AND

                        FOR THE NINE-MONTH PERIODS ENDED

                          SEPTEMBER 30, 1998 AND 1997

                                C O N T E N T S


                                                                                                          PAGES
Report on Review of Independent Accountants                                                                 1


Financial Statements:

   Condensed Balance Sheets as of September  30, 1998                                                       2
         and December 31, 1997

   Condensed Statements of Income for the nine-month periods                                                3
         ended September  30, 1998 and 1997

   Condensed Statements of Cash Flows for the nine-month                                                    4
         periods ended September  30, 1998 and 1997

   Notes to Condensed Financial Statements                                                                  5

REPORT ON REVIEW OF INDEPENDENT ACCOUNTANTS


To the Board of Directors and Management
Healthcare Recoveries, Inc.

We have reviewed the accompanying condensed financial statements of MedCap Medical Cost Management, Inc. as of September 30, 1998 and for the nine-month periods ended September 30, 1998 and 1997. These financial statements are the responsibility of the Company's management.

We conducted our review in accordance with standards established by the American Institute of Certified Public Accountants. A review of interim financial information consists principally of applying analytical procedures to financial data and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope that an audit conducted in accordance with generally accepted auditing standards, the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.

Based on our review, we are not aware of any material modifications that should be made to the accompanying condensed financial statements for them to be in conformity with generally accepted accounting principles.

We have previously audited, in accordance with generally accepted auditing standards, the balance sheet as of December 31, 1997 and the related statements of income and retained earnings and cash flows for the year then ended (not presented herein); and, in our report dated March 12, 1999, we expressed an unqualified opinion on those financial statements. In our opinion, the information set forth in the accompanying condensed balance sheet as of December 31, 1997 is fairly stated, in all material respects, in relation to the balance sheet from which it has been derived.


PRICEWATERHOUSECOOPERS LLP
Louisville, Kentucky

March  12, 1999

MEDCAP MEDICAL COST MANAGEMENT, INC.
CONDENSED BALANCE SHEETS
September 30, 1998 and December 31, 1997
(Unaudited)


                               ASSETS                                   1998              1997
                                                                    -----------       -----------

Current assets:
   Cash in bank                                                     $   759,091       $    86,900
   Short-term investments                                               460,836           443,994
   Accounts receivable                                                  725,584         1,197,819
   Other current assets                                                  29,482            21,232
                                                                    -----------       -----------
               Total current assets                                   1,974,993         1,749,945
                                                                    -----------       -----------

Property and equipment, at cost:
   Furniture and fixtures                                                39,083            39,083
   Office and computer equipment                                        198,275           163,978
   Leasehold improvements                                                 1,575             1,575
                                                                    -----------       -----------
                                                                        238,933           204,636
   Accumulated depreciation                                            (173,489)         (150,989)
                                                                    -----------       -----------
            Property and equipment, net                                  65,444            53,647
                                                                    -----------       -----------
Other assets                                                              6,443             6,443
                                                                    -----------       -----------
               Total assets                                         $ 2,046,880       $ 1,810,035
                                                                    ===========       ===========

                      LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities:
   Accrued payroll                                                  $   205,201       $   205,040
   401(k) pension plan payable                                          108,000           122,560
   Accounts payable and accrued expenses                                138,383            27,207
   Accrued compensation                                                  29,016            28,626
                                                                    -----------       -----------
               Total current liabilities                                480,600           383,433
                                                                    -----------       -----------

Shareholders' equity:
   Common stock                                                           7,800             7,800
   Contributed capital in excess of par value                             2,999             2,999
   Retained earnings                                                  1,429,612         1,302,334
   Net unrealized investment gains                                      125,869           113,469
                                                                    -----------       -----------
               Total shareholders' equity                             1,566,280         1,426,602
                                                                    -----------       -----------
                    Total liabilities and shareholders' equity      $ 2,046,880       $ 1,810,035
                                                                    ===========       ===========

The accompanying notes are an integral part of the condensed financial statements.

MEDCAP MEDICAL COST MANAGEMENT, INC.
CONDENSED STATEMENTS OF INCOME
for the nine-month periods ended September 30, 1998 and 1997
(Unaudited)

                                                  1998             1997
                                               ----------      -----------
Revenues:
   Audit services                              $3,083,271      $ 3,406,753
   Other revenues                                 461,428            1,756
                                               ----------      -----------

               Total revenues                   3,544,699        3,408,509

Cost of services                                1,523,305        1,446,077
                                               ----------      -----------

               Gross profit                     2,021,394        1,962,432

Support expenses                                1,620,728        1,663,032

Depreciation expense                               22,500           24,798
                                               ----------      -----------

               Operating income                   378,166          274,602

Interest expense                                       --           (6,792)

Other income, net                                  15,112           13,154
                                               ----------      -----------

               Net income                      $  393,278      $   280,964
                                               ==========      ===========


The accompanying notes are an integral part of the condensed financial statements.

MEDCAP MEDICAL COST MANAGEMENT, INC.
CONDENSED STATEMENTS OF CASH FLOWS
for the nine-month periods ended September 30, 1998 and 1997
(Unaudited)


                                                                           1998            1997
                                                                        ---------       ---------
Cash flows from operating activities:
   Net income                                                           $ 393,278       $ 280,964
   Adjustment to reconcile net income to net cash
         provided by operating activities:
      Depreciation expense                                                 22,500          24,798
      Changes in operating assets and liabilities:
         Accounts receivable                                              472,235         225,607
         Other current assets                                              (8,250)            215
         Accrued compensation                                                 161          (6,904)
         401(k) pension plan payable                                      (14,560)         (5,000)
         Accounts payable and accrued expenses                            111,176         219,939
         Accrued compensation                                                 390           6,224
                                                                        ---------       ---------

               Net cash provided by operating activities                  976,930         745,843
                                                                        ---------       ---------

Cash flows from investing activities:
   Purchases of short-term investments                                     (4,442)         (5,133)
   Purchases of property and equipment                                    (34,297)        (49,980)
                                                                        ---------       ---------

               Net cash (used in) provided by investing activities        (38,739)        (55,113)
                                                                        ---------       ---------

Cash flows from financing activities:
   Distributions to owner                                                (266,000)             --
   Proceeds from short-term borrowings                                         --         431,009
   Payments on short-term borrowings                                           --        (759,548)
                                                                        ---------       ---------

               Net cash used in financing activities                     (266,000)       (328,539)
                                                                        ---------       ---------

Net increase in cash                                                      672,191         362,191

Cash, beginning of period                                                  86,900          97,749
                                                                        ---------       ---------

Cash, end of period                                                     $ 759,091       $ 459,940
                                                                        =========       =========


The accompanying notes are an integral part of the condensed financial statements.

NOTES TO CONDENSED FINANCIAL STATEMENTS


1.       REPORTING ENTITY AND BASIS OF PRESENTATION:

         MedCap Medical Cost Management, Inc. (the Company) was incorporated on September 5, 1990 as a Subchapter S Corporation under the laws of the State of California. The Company provides medical cost management and information services to third party payers within the healthcare industry.

         The interim financial statements are presented in a condensed format and consequently do not include all of the disclosures normally required by generally accepted accounting principles or those normally made in the Company's annual financial statements. Accordingly, for further information, the reader of these financial statements may wish to refer to the Company's financial statements for the year ended December 31, 1997.

         The preparation of the Company's condensed financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect (a) the reported amounts of assets and liabilities, (b) disclosure of contingent assets and liabilities at the date of the financial statements and (c) reported amounts of revenues and expenditures during the reporting period. Actual results could differ from those estimates.

         The financial information has been prepared in accordance with the Company's customary accounting practices and has not been audited. In the opinion of management, the information presented reflects all adjustments necessary for a fair presentation of interim results. All such adjustments are of a normal and recurring nature.

2.       COMPREHENSIVE INCOME:

         Comprehensive income, comprised of net income and unrealized investment gains, totaled $406,068 and $331,794 for the nine-month periods ended September 30, 1998 and 1997, respectively.

3.       SUBSEQUENT EVENT:

         On February 15, 1999, Healthcare Recoveries, Inc. (HCRI) completed the purchase of the assets and assumption of the liabilities of the Company for a total initial consideration of approximately $10 million using existing cash and short-term borrowed funds. Pursuant to the purchase agreement HCRI may pay additional amounts over two years if certain targets are met pursuant to an earn-out arrangement.